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                                                                EXHIBIT 10.1


                     FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made as of December 29, 1993, between RYKOFF-SEXTON, INC., a Delaware corporation, ("Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, ("Bank").

         WHEREAS, Borrower and Bank entered into that certain Credit Agreement dated as of October 25, 1993 (the "Agreement");

         WHEREAS, Borrower and Bank desire to modify and amend certain of the terms and provisions of the Agreement to be effective as of October 25, 1993;

         NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, Borrower and Bank do hereby mutually agree as follows:

         1. The definition "Consolidated Net Tangible Assets" is amended and restated in its entirety as follows:

                 "'Consolidated Net Tangible Assets' means the net book value of the assets of Borrower and its Subsidiaries less the sum (without duplication) of (i) any (a) intangible assets (including goodwill, trade names, trademarks, patents, treasury stock and organization expense) acquired after October 2, 1993, and (b) unamortized debt discount and expense as they appear on Borrower's balance sheet; (ii) Restricted Investments incurred after May 3, 1986; and (iii) all liabilities (including deferred taxes and minority interests) other than Consolidated Funded Debt."

         2. The following is added as new subsection (viii) to the definition of "Restricted Investments":

         "(viii) outstanding loans and investments set forth on Schedule I attached hereto."

         3. Section 6.14 is amended and restated in its entirety as follows:

                 "6.14 Priority Debt. Not permit Priority Debt at any time to exceed five percent (5%) of Consolidated Net Tangible Assets; provided, however, that for purposes of this Section 6.14, (a) Priority Debt shall exclude purchase money Debt in an amount up to and including fifteen percent (15%) of Consolidated Net Tangible Assets, and (b) Debt shall exclude the cost of





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         and all Debt related to the New Facility and the Tone Facility."

         Borrower hereby represents and warrants to Bank that: (i) no default specified in the Agreement and no event which with notice or lapse of time or both would become such a default has occurred and is continuing, (ii) the representations and warranties of Borrower pursuant to the Agreement are true on and as of the date hereof as if made on and as of said date, (iii) the making and performance by Borrower of this Amendment have been duly authorized by all necessary action, and (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Agreement as amended hereby.

         In all other respects, the Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.

         All capitalized terms used herein are defined as in the Agreement.

         IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written to be effective as of October 25, 1993.


                                          RYKOFF-SEXTON, INC.


                                          By:   /s/ RICHARD J. MARTIN
                                              -------------------------------
                                          Title:  Senior Vice President
                                                     and Chief Financial Officer


                                          BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION


                                          By:   /s/ MARK J. GLASKY
                                              -------------------------------
                                          Title:  Vice President





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